UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2012

The Hillshire Brands Company

(Exact name of registrant as specified in charter)

Maryland	1-3344	36-2089049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3500 Lacey Road, Downers Grove, Illinois 60515

(Address of principal executive offices)

Registrant’s telephone number, including area code: (630) 598-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On June 28, 2012, The Hillshire Brands Company (“Hillshire Brands” or the “company”), formerly named Sara Lee Corporation, completed the previously disclosed spin-off of its international coffee and tea business into an independent public company named D.E MASTER BLENDERS 1753, N.V. On July 5, 2012, Hillshire Brands filed a Current Report on Form 8-K to disclose certain historical financial information on a pro forma basis, reflecting the spin-off of D.E MASTER BLENDERS. The July 5, 2012 Form 8-K contained unaudited pro forma consolidated income statements of the company for the nine months ended March 31, 2012 and each of the three years ended July 2, 2011, July 3, 2010 and June 27, 2009, and unaudited pro forma condensed consolidated balance sheet of the company dated as of March 31, 2012. Hillshire Brands is filing this Current Report on Form 8-K to disclose its reported financial results for fiscal 2012 and 2011 (through operating segment income) reflecting the D.E MASTER BLENDERS business as discontinued operations and to reflect several changes to the composition of two of Hillshire Brands’ business segments.

Discontinued Operations

Upon completion of the spin-off of D.E MASTER BLENDERS 1753, N.V., Hillshire Brands classified the historical results of this spun-off business as discontinued operations beginning in the fourth quarter of fiscal 2012. The unaudited financial schedules attached as Exhibit 99 and incorporated herein by reference show Hillshire Brands’ revised financial results for net sales and operating segment income after reflecting the results of the international coffee and tea business as discontinued operations for fiscal 2012 and 2011 on a quarterly and full year basis.

Continuing Operations

Hillshire Brands has renamed its two North American business segments. The retail segment, which was formerly referred to as “North American Retail” has been renamed “Retail”. The foodservice segment, which was formerly referred to as “North American Foodservice and Specialty Meats” has been renamed “Foodservice/Other.” The third segment continues to be named “Australian Bakery.”

The company also has slightly modified the composition of two of its segments. The results for the company’s Aidells gourmet sausage business and the Gallo Salame business are now being reported as part of the Retail segment for all periods presented. Previously, these businesses were reported under the Foodservice/Other segment. In addition, the results for the company’s hog, commodity pork and commodity turkey operations and Senseo business (which was exited in March 2012) are now being reported as part of the Foodservice/Other business segment for all periods presented. Previously, these businesses were being reported under the Retail business segment.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99	Financial Schedules

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2012

THE HILLSHIRE BRANDS COMPANY

By:	/s/ William J. Kelley Jr.
William J. Kelley Jr.
Senior Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Financial Schedules